ANNUAL REPORT
TEMPLETON LATIN AMERICA FUND


                                                                  March 31, 2001



[FRANKLIN TEMPLETON INVESTMENTS LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[PHOTO OF MARK R. BEVERIDGE]

MARK R. BEVERIDGE, CFA, CIC
Portfolio Manager
Templeton Latin America Fund


[PHOTO OF TINA M. HELLMER]

TINA M. HELLMER, CFA
Portfolio Manager
Templeton Latin America Fund


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


SHAREHOLDER LETTER


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Your Fund's Goal: Templeton Latin America Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of Latin American companies.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report of Templeton Latin America Fund, which covers the period ended March 31, 2001. The fiscal year under review can be best summed up by the word volatility, as the Latin American region generally suffered the repercussions of a global economic slowdown, a U.S. technology stock meltdown, and increased political uncertainty throughout Latin America. On a positive note, the economies of Brazil, Mexico and Chile improved during the period. In addition, the Fund benefited from increased merger and acquisition activity, as many foreign corporations found great value in Latin American assets.

Within this environment, Templeton Latin America Fund - Class A posted a one-year cumulative total return of -21.12%, as shown in the Performance


CONTENTS


Shareholder Letter .........................................................   1

Performance Summary ........................................................  10

Financial Highlights & Statement of Investments ............................  14

Financial Statements .......................................................  19

Notes to Financial Statements ..............................................  22

Independent Auditors' Report ...............................................  27

Tax Designation ............................................................  28


FUND CATEGORY
[PYRAMID GRAPHIC]



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 17.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/01

[PIE CHART]

Mexico                                                                     44.1%
Brazil                                                                     38.6%
Chile                                                                       5.0%
Spain                                                                       3.4%
U.S.                                                                        3.0%
Argentina                                                                   1.3%
Short-Term Investments & Other Net Assets                                   4.6%

Summary beginning on page 10. The Fund's benchmark, the International Finance Corporation Investable (IFCI) Latin America Index, posted a -22.29% total return for the same period.(1) Throughout the period, we maintained a conservative, bottom-up approach in searching for undervalued equities, with a focus on high quality companies with strong balance sheets and ample liquidity. We did not attempt to match the benchmark index weightings, and the Fund's regional allocation was simply a result of individual stock selection.

BRAZIL

Brazil made economic progress during the period. After contracting in 1999, gross domestic product (GDP) growth climbed to 4.6% in 2000 and similar growth is expected in 2001.(2) In addition, inflation and interest rates declined. However, the Brazilian stock market fell victim to the global economic growth slowdown and emerging market jitters, and the Bovespa Index declined 34.92% in U.S. dollar terms during the reporting period.(3)

A notable event during the year was the tender offer from Telefonica SA, a Spanish telecommunications company, for 100% of its Latin American subsidiaries. The Fund benefited from this transaction, as it owned shares of the Brazilian subsidiaries -- Tele Sudeste and Telesp -- whose shares appreciated after the offer was made. In addition, the Fund participated in Petrobras' ADR listing on the New York Stock


1. Source: Standard and Poor's Micropal. The unmanaged IFCI Latin America Index measures the total return of equities in seven Latin American countries (Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela) as if they were in one market, and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Financial Times Information, 3/30/01.

3. Source: Brazil Bovespa Index. The Bovespa Index is composed of the 55 most liquid stocks traded on the Sao Paulo Stock Exchange. Market return is measured in U.S. dollars and does not include reinvested dividends.

INDUSTRY BREAKDOWN*
Based on Total Net Assets
3/31/01

Telecommunication Services                                                 30.8%
Materials                                                                  25.3%
Industrials                                                                11.0%
Financials                                                                  9.3%
Energy                                                                      6.4%
Utilities                                                                   4.5%
Consumer Staples                                                            4.4%
Consumer Discretionary                                                      3.7%
Short-Term Investments & Other Net Assets                                   4.6%

* The industry allocation uses Morgan Stanley Capital International's industry definitions for convenience of comparison.


Exchange. Petrobras is one of the world's largest oil and gas producers, and its stock traded during the period at a 50% discount to major European oil companies and a 65% discount to those based in the U.S. We added to Aracruz Celulose, one of the world's leading and lowest cost hardwood pulp producers. The Fund's exposure to Brazil declined slightly over the period, to 38.6% of the Fund's total net assets at the end of the period, from 44.3% at the beginning.

MEXICO

Economic news in Mexico was generally quite positive during the reporting period. Mexico's GDP rose 6.9% in 2000.(4) In addition, inflation declined, direct foreign investment continued to pour in, consumer confidence rose, and the peso remained resilient against the U.S. dollar. Mexico's new president, Vicente Fox, took office in December 2000 with great promise for the country. His priorities included the continued pursuit of strong GDP growth, privatization of the petrochemical and electricity sectors, increased investment in education, housing and transportation, and ongoing fiscal reform. However, Mexican equities experienced substantial volatility as the U.S. economy

4. Source: Instituto Nacional de Estadistica Geografia e Informatica.

showed signs of a slowdown and the technology-laden Nasdaq(R) came under pressure. Given Mexico's ties to the U.S. economy and U.S. equity markets, Mexico's Bolsa Index declined 25.03% in U.S. dollars over the period.(5)

We slowly added to our Mexico weighting as we found attractive opportunities. As a result, the Fund's Mexican exposure increased, from 36.0% of the Fund's total net assets at the beginning of the period to 44.1% at the end. We added to the Fund's position in Telefonica de Mexico as we believe this to be a highly cash-generative, undervalued telecommunications company.

ARGENTINA

Argentina's economic picture was not as bright as Mexico's or Brazil's. GDP growth was slightly negative in 2000 following a 4.3% GDP decline in 1999.(6) However, high unemployment, high real domestic interest rates and a high domestic and external debt burden weighed on domestic consumer and international investor confidence. In addition, disagreements among Argentine politicians over fiscal spending discipline caused a large political rift and increased market instability, leaving many to question if Argentina will eventually devalue its currency. The Argentine stock market's liquidity decreased materially as several foreign entities acquired and then

5. Source: Mexico Bolsa Index. The Bolsa Index is a capitalization-weighted index of the 36 leading stocks traded on the Mexican Stock Exchange. Market return is measured in U.S. dollars and does not include reinvested dividends.

6. Source: Economy Ministry of Argentina.

subsequently delisted a number of Argentine companies, including Telefonica SA's purchase of Telefonica de Argentina. For the year under review, the Argentina Merval Index posted a U.S. dollar return of -23.09%.(7) We found it difficult to uncover value in the Argentine market, and as a result, the Fund's exposure to Argentina decreased during the period, ending at 1.3% of total net assets, down from 3.5% at the beginning of the period. We did not add to our positions nor did we initiate any new positions within Argentina during the year under review.

CHILE

Chile's overall economic environment began to improve slowly during the period, and we saw GDP growth rebound to 5.4% in 2000 from -1.1% in 1999.(8) However, more than 40% of Chile's exports are copper; thus, weak global copper prices stifled any significant economic recovery. In addition, the Chilean stock market's limited liquidity failed to attract much foreign investment. Nevertheless, we are optimistic that Chilean regulators will increase the foreign ownership limit of Chilean equity assets, which would likely result in increased market liquidity. Given the economic and structural backdrop, the Chilean IPSA Index returned -20.51% in U.S. dollar terms during the period.(9) In our opinion, Chile's economic growth may remain rather muted over the intermediate term given the

7. Source: Argentina Merval Index. The Merval Index is the market value of 26 stocks traded on the Buenos Aires Stock Exchange. Market return is measured in U.S. dollars and does not include reinvested dividends.

8. Source: Banco Central de Chile.

9. Source: Chile IPSA Index. The IPSA Index (Indice de Precios Selectivo de Acciones) is composed of the 41 stocks traded on the Santiago Stock Exchange. Market return is measured in U.S. dollars and does not include reinvested dividends.

TOP 10 HOLDINGS
3/31/01

COMPANY                                                              % OF TOTAL
INDUSTRY, COUNTRY                                                    NET ASSETS
-------------------------------------------------------------------------------
Telefonos de Mexico SA
de CV (Telmex), L, ADR                                                  9.1%
Diversified Telecommunication
Services, Mexico

Kimberly Clark de
Mexico SA de CV, A                                                      6.7%
Paper & Forest
Products, Mexico

Grupo Carso SA de CV                                                    6.2%
Industrial Conglomerates,
Mexico

Banco Itau SA, pfd.                                                     5.9%
Banks, Brazil

Cemex SA, ADR                                                           5.4%
Construction Materials,
Mexico

Petroleo Brasileiro SA
(Petrobras), ADR                                                        5.1%
Oil & Gas, Brazil

Companhia Paranaense
de Energia-Copel, ADR                                                   4.5%
Electric Utilities, Brazil

Aracruz Celulose SA, ADR                                                4.4%
Paper & Forest
Products, Brazil

Cia Vale do Rio Doce,
A, ADR, pfd.                                                            4.3%
Metals & Mining, Brazil

Grupo Aeroportuario
del Sureste, ADR                                                        4.1%
Airlines, Mexico


relatively high unemployment rate and weak household spending. Even considering these risks, our bottom-up approach led us to increase our Chilean exposure during the period by initiating a new position in Compania de Telecomunicaciones de Chile (CTC), the country's largest telecommunications provider. The Fund's exposure to Chile increased from 2.2% of total net assets on March 31, 2000, to 5.0% on March 31, 2001.

ANDEAN REGION

At the end of the period, the Fund did not carry any direct exposure to Colombia, Peru and Venezuela largely due to uncertain political and economic conditions in these nations. In addition, the liquidity of these markets has fallen considerably due to merger and acquisition activity and lack of foreign investor interest, making investment in the region especially difficult. For example, Peru's stock market lost approximately 40% of its average daily trading volume during the period as Telefonica SA completed its tender offer for 97% of Telefonica del Peru.(10)

LOOKING FORWARD

We remain confident about future prospects for Latin American equities and Templeton Latin America Fund. Latin America's market fundamentals remain attractive, overall regional inflation is expected to fall, and regional economic growth is expected to outpace the global average. In the meantime, we believe some valuations remain compelling. We will continue to

10. Source: Financial Times Information, 7/20/00.

focus on stocks that we believe represent solid companies, with attractive valuations and high liquidity. Believing that regional allocation should be a result of individual stock selection, we shall maintain our bottom-up approach in searching for equities we consider to be undervalued, and not attempt to match the weightings of the Fund's benchmark index.

It is important to remember that investing in emerging markets concentrated in a single region involves special considerations, including risks related to market and currency volatility, adverse economic, social and political developments in the region and countries where the Fund invests, and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Mexico Free Index has increased 1,738% in the last 13 years, but has suffered four declines of more than 20% during that time.(11) These special risks and other considerations are discussed in the Fund's prospectus.


11. Source: Standard and Poor's Micropal. Based on quarterly percentage price change over 13 years ended 3/31/01. Market return is measured in U.S. dollars. The MSCI Mexico Free Index in an equity index calculated by Morgan Stanley Capital International. The index measures the total return (dividends are reinvested) of equity securities in Mexico. Only securities available to foreign (non-local) investors are included. The securities in the index are capitalization weighted (shares outstanding times price).

We thank you for your continued investment in Templeton Latin America Fund and welcome your comments and suggestions.

Sincerely,

/s/ Mark R. Beveridge

Mark R. Beveridge, CFA, CIC



/s/ Tina M. Hellmer

Tina M. Hellmer, CFA

Portfolio Management Team
Templeton Latin America Fund

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This discussion reflects our views, opinions and portfolio holdings as of March
31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
In October 2000, Tina Hellmer began assisting with portfolio management for investments in Templeton Latin America Fund.

TINA HELLMER joined Templeton in 1997 as an assistant research analyst. She has global research responsibilities for the small cap telecommunications industry, data processing hardware (telecom equipment), and telecommunications (cellular) industry. Additionally, Ms. Hellmer has country coverage of Colombia, Peru and Venezuela.

Prior to joining Templeton, Ms. Hellmer worked as an intern assisting the senior retailing industry analyst at Robert W. Baird & Co., Inc., in Milwaukee, Wisconsin. Ms. Hellmer earned a bachelor of business administration degree and a master of science degree in finance from the University of Wisconsin. She is a Chartered Financial Analyst (CFA) Charterholder.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 3/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

CLASS A                                   CHANGE         3/31/01         3/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$2.61          $9.75           $12.36

CLASS C                                   CHANGE         3/31/01         3/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$2.65          $9.58           $12.23

ADVISOR CLASS                             CHANGE         3/31/01         3/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$2.59          $9.78           $12.37

PERFORMANCE

                                                                       INCEPTION
CLASS A                              1-YEAR           5-YEAR            (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)          -21.12%           -1.98%              4.36%

Average Annual Total Return(2)      -25.63%           -1.57%             -0.28%

Value of $10,000 Investment(3)       $7,437           $9,241             $9,836


                                                                       INCEPTION
CLASS C                              1-YEAR           5-YEAR            (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)          -21.67%           -5.18%              0.39%

Average Annual Total Return(2)      -23.20%           -1.26%             -0.10%

Value of $10,000 Investment(3)       $7,680           $9,384             $9,939


                                                                       INCEPTION
ADVISOR CLASS(4)                     1-YEAR           5-YEAR            (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)          -20.94%           -0.20%              6.26%

Average Annual Total Return(2)      -20.94%           -0.04%              1.03%

Value of $10,000 Investment(3)       $7,906           $9,980            $10,626


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -5.22% and -1.25%.


--------------------------------------------------------------------------------

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
3/31/01

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                   -25.63%

5-Year                                                                    -1.57%

Since Inception (5/8/95)                                                  -0.28%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

                                  [LINE GRAPH]

CLASS A  (5/8/95 - 3/31/01)

The following line graph compares the performance of Templeton Latin America Fund - Class A with that of the IFCI Latin America Index(5), based on a $10,000 investment from 5/8/95 to 3/31/01.

   Date                      TEMPLETON LATIN AMERICA                  IFCI LATIN
                                     FUND                              AMERICA
                                                                       INDEX(5)
05/08/1995                           $9,425                            $10,000
06/30/1995                           $9,406                            $10,228
09/30/1995                           $9,632                            $10,788
12/31/1995                           $9,464                            $10,293
03/31/1996                          $10,035                            $10,837
06/30/1996                          $10,678                            $11,914
09/30/1996                          $10,583                            $11,925
12/31/1996                          $10,567                            $12,065
03/31/1997                          $11,865                            $13,890
06/30/1997                          $13,425                            $16,895
09/30/1997                          $14,302                            $17,652
12/31/1997                          $12,520                            $15,596
03/31/1998                          $12,461                            $15,421
06/30/1998                           $9,986                            $12,638
09/30/1998                           $7,265                             $9,280
12/31/1998                           $7,174                            $10,054
03/31/1999                           $8,171                            $11,403
06/30/1999                           $9,675                            $13,160
09/30/1999                           $8,626                            $12,121
12/31/1999                          $11,521                            $16,269
03/31/2000                          $12,469                            $17,231
06/30/2000                          $11,299                            $15,870
09/30/2000                          $11,067                            $15,146
12/31/2000                          $10,260                            $13,880
03/31/2001                           $9,836                            $13,390

CLASS C (5/8/95-3/31/01)

                                  [LINE GRAPH]

The following line graph compares the performance of Templeton Latin America Fund - Class C with that of the IFCI Latin America Index(5), based on a $10,000 investment from 5/8/95 to 3/31/01.

  DATE                       TEMPLETON LATIN AMERICA                  IFCI LATIN
                                      FUND                             AMERICA
                                                                       INDEX(5)
05/08/1995                            $9,901                           $10,000
06/30/1995                            $9,861                           $10,228
09/30/1995                           $10,089                           $10,788
12/31/1995                            $9,903                           $10,293
03/31/1996                           $10,482                           $10,837
06/30/1996                           $11,128                           $11,914
09/30/1996                           $11,008                           $11,925
12/31/1996                           $10,972                           $12,065
03/31/1997                           $12,315                           $13,890
06/30/1997                           $13,904                           $16,895
09/30/1997                           $14,787                           $17,652
12/31/1997                           $12,917                           $15,596
03/31/1998                           $12,836                           $15,421
06/30/1998                           $10,280                           $12,638
09/30/1998                            $7,462                            $9,280
12/31/1998                            $7,355                           $10,054
03/31/1999                            $8,361                           $11,403
06/30/1999                            $9,898                           $13,160
09/30/1999                            $8,808                           $12,121
12/31/1999                           $11,745                           $16,269
03/31/2000                           $12,689                           $17,231
06/30/2000                           $11,475                           $15,870
09/30/2000                           $11,226                           $15,146
12/31/2000                           $10,385                           $13,880
03/31/2001                            $9,939                           $13,390


AVERAGE ANNUAL TOTAL RETURN
3/31/01

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                   -23.20%

5-Year                                                                    -1.26%

Since Inception (5/8/95)                                                  -0.10%

ADVISOR CLASS (5/8/95-3/31/01)(6)

                                  [LINE GRAPH]

The following line graph compares the performance of Templeton Latin America Fund - Advisor Class(6) with that of the IFCI Latin America Index(5), based on a $10,000 investment from 5/58/95 to 3/31/01.

  DATE                  TEMPLETON LATIN AMERICA FUND                  IFCI LATIN
                                                                       AMERICA
                                                                       INDEX(5)
05/08/1995                          $10,000                            $10,000
06/30/1995                           $9,980                            $10,228
09/30/1995                          $10,220                            $10,788
12/31/1995                          $10,041                            $10,293
03/31/1996                          $10,647                            $10,837
06/30/1996                          $11,329                            $11,914
09/30/1996                          $11,228                            $11,925
12/31/1996                          $11,212                            $12,065
03/31/1997                          $12,609                            $13,890
06/30/1997                          $14,282                            $16,895
09/30/1997                          $15,233                            $17,652
12/31/1997                          $13,345                            $15,596
03/31/1998                          $13,293                            $15,421
06/30/1998                          $10,670                            $12,638
09/30/1998                           $7,750                             $9,280
12/31/1998                           $7,662                            $10,054
03/31/1999                           $8,718                            $11,403
06/30/1999                          $10,332                            $13,160
09/30/1999                           $9,220                            $12,121
12/31/1999                          $12,329                            $16,269
03/31/2000                          $13,355                            $17,231
06/30/2000                          $12,102                            $15,870
09/30/2000                          $11,865                            $15,146
12/31/2000                          $11,001                            $13,880
03/31/2001                          $10,626                            $13,390


AVERAGE ANNUAL TOTAL RETURN
3/31/01

ADVISOR CLASS(6)
--------------------------------------------------------------------------------
1-Year                                                                   -20.94%

5-Year                                                                    -0.04%

Since Inception (5/8/95)                                                   1.03%


5. Source: Standard and Poor's Micropal. The International Finance Corporation Investable (IFCI) Latin America Index measures the total return of equities in seven Latin American countries (Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela) as if they were in one market.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class.

Past performance does not guarantee future results.


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[FRANKLIN TEMPLETON INVESTMENTS LOGO]

Templeton Latin America Fund
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777




ANNUAL REPORT

AUDITORS

PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Latin America Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


418 A01 05/01                                   [LOGO] Printed on recycled paper